Upland Software Announces $60 Million Credit Facility for Acquisitions
AUSTIN, Texas (May 14, 2015) – Upland Software, Inc. (Nasdaq: UPLD), a leader in cloud-based Enterprise Work Management applications, today announced a new credit facility with Wells Fargo Capital Finance. The facility provides up to $60 million in borrowing capacity for acquisitions, general corporate purposes and to refinance existing debt. The facility permits Upland to issue an additional $10 million in subordinated seller notes for acquisitions. In addition, subject to liquidity requirements, the facility permits stock buybacks of up to $5 million.
“We see significant opportunities to grow Upland through thoughtful, accretive acquisitions that expand our family of cloud-based Enterprise Work Management products,” said Jack McDonald, Chairman and CEO of Upland Software. “This new financing, together with our more than $25 million in cash on hand, gives us strong buying power to execute on our acquisition plan.”
“The Upland team has an impressive track record and the company’s performance speaks volumes of its effective leadership and ability to execute,” said John Leonard, Head of Technology Finance of Wells Fargo Capital Finance. “We are pleased to accommodate the company's future acquisition plans and other capital needs. We view this as another example of our ability to deliver a breadth of products and services to support fast growing technology leaders.”
About Upland Software
Upland (Nasdaq: UPLD) is a leading provider of cloud-based Enterprise Work Management software. Our family of applications connects people through technology, automates the flow of work and brings visibility to all aspects of the organization. With more than 1,600 customers around the globe, and over 225,000 users, Upland helps teams in IT, marketing, finance, professional services and process excellence run their operations smoothly, adapt to change quickly and achieve better results every day. To learn more, visit www.uplandsoftware.com.
Forward-looking Statements
This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included herein regarding Upland Software’s strategy, prospects, plans and objectives of management and other statements about management’s beliefs, intentions or goals are forward-looking statements. The words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would” and similar expressions (or the negative of these terms) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Upland Software may not actually achieve the expectations disclosed in the forward-looking statements, and you should not place undue reliance on Upland Software’s forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to differ materially from the expectations disclosed in the forward-looking statements, including, but not limited to, our financial performance and our ability to achieve or sustain profitability or predict financial results; our ability to attract and retain customers; our ability to deliver high-quality customer service; the growth of demand for enterprise work management applications; our ability to effectively manage our growth; our ability to consummate and integrate acquisitions; maintaining our senior management and key personnel; our ability to maintain and expand our direct sales organization; our ability to obtain financing in the future on acceptable terms or at all; our ability to adapt to changing market conditions and competition; our ability to successfully enter new markets and manage our international expansion;

the operation of and reliability of our third-party data centers; and other risks and potential risk factors that could affect Upland’s business and financial results identified in Upland’s filings with the Securities and Exchange Commission (the “SEC”), including its annual report on Form 10-K filed with the SEC on March 31, 2015. Additional information will also be set forth in Upland’s future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that Upland makes with the SEC. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this this press release. Upland does not intend or undertake any duty to release publicly any updates or revisions to any forward-looking statements contained herein, whether as a result of new information, future events or otherwise.
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Investor Relations & Media Contact:
Karoline McLaughlin
Upland Software
512.960.1028
kmclaughlin@uplandsoftware.com